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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 26, 2008

SYNTEC BIOFUEL INC.
(Exact name of registrant as specified in its charter)

Washington	333-47514	91-2031335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206, 388 Drake Street Vancouver, British Columbia, Canada	V6B 6A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code)	(604) 681-1064

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

No events to report.

Item 1.02	Termination of a Material Definitive Agreement.

No events to report.

Item 1.03	Bankruptcy or Receivership.

No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

No events to report.

Item 2.02	Results of Operations and Financial Condition.

No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 26, 2008, the Registrant signed a Promissory Note confirming a financial obligation to Pelican Financial Corporation in the amount of twenty-two thousand, five hundred Canadian Dollars (CDN $22,500.00).  The loan shall be due and payable on December 31, 2008 and shall earn simple interest at a rate of 10% per annum.  Payment of the capital and accrued interest shall be repayable by the Registrant at the end of the term.

On October 15, 2008, the Board of Directors accepted the resolution to extend the repayment of the loan to Hokley Limited.  The loan of $30,000 and the accrued interest was due and payable on September 26, 2008. Hokley Limited has agreed to extend the repayment date until February 28, 2009 on the same terms and conditions as set out in the promissory notes in exchange for a penalty charge of 10% of the capital debt.  In the event that Syntec fails to pay on February 28, 2009, Hokley will receive one fully paid, worldwide, single use, non exclusive license for use of Syntec’s catalyst technology with a monthly royalty fee of 1.5% of sales.

On October 15, 2008, the Board of Directors accepted the resolution to extend the repayment of the interest on the loan from Impulse Advertising Inc. (“Impulse”).   The Registrant accepted a loan of $300,000 from Impulse Advertising Inc. (“Impulse”) on June 20, 2008 secured by a Promissory Note (the “Note”) and a General Security Agreement (“GSA”).  The interest is to be paid monthly in arrears and payment of the capital is due on December 20, 2008.  Impulse has agreed to extend repayment of the total interest owing to December 20, 2008.  In the event that Syntec fails to pay the capital and interest on December 20, 2008, Impulse will receive, as a penalty, one fully paid, worldwide, royalty free, non exclusive license for use of Syntec’s catalyst technology, which includes a full copy of the Intellectual Property and the supporting research materials.   Notwithstanding the aforesaid license, Syntec will still be obligated to repay the loan to Impulse.

On October 15, 2008, the Registrant signed a Promissory Note confirming a financial obligation to Syntec Biofuel Research Inc. in the amount of fifteen thousand Canadian Dollars (CDN $15,000.00).  The loan shall be due and payable on December 31, 2008 and shall earn simple interest at a rate of 10% per annum.  Payment of the capital and accrued interest shall be repayable by the Registrant at the end of the term.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

No events to report.

Item 2.06	Material Impairments.

No events to report.

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

No events to report.

Item 3.03	Material Modification to Rights of Security Holders.

No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

No events to report.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors has accepted the resignation of Dr. George Kosanovich, effective October 15, 2008, as CEO and Director on the Board of Directors for Syntec Biofuel Inc. but has agreed to continue to offer his services on a consulting basis.  Mr. Michael Jackson has been appointed CEO by the Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

No events to report.

Item 5.06	Change in Shell Company Status.

No events to report.

SECTION 6	ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

No events to report.

Item 6.02	Change of Servicer or Trustee.

No events to report.

Item 6.03	Change in Credit Enhancement or Other External Support.

No events to report.

Item 6.04	Failure to Make a Required Distribution.

No events to report.

Item 6.05	Securities Act Updating Disclosure.

No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

No events to report.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

None
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC BIOFUEL INC.

/s/ Michael Jackson
Michael Jackson, President

October 15, 2008
Date